CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Bread & Butter Fund, Inc. (the "Fund"), hereby certifies, to such officer's knowledge, that the Fund's Report on Form N-CSR for the period ended June 30, 2006 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.


Dated:   August 30, 2006


/s/ James B. Potkul
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Name:   James B. Potkul
Title:  President
        Principal Executive Officer and Principal Financial Officer